Exhibit 10.2(b)


                         Schedule of Warrants Issued by
                 Pro Tech Communications, Inc. on April 13, 2007


      Issued To                        Expiration                        Shares
     and Address         Grant Date       Date       Exercise Price     Granted
     -----------         ----------       ----       --------------     --------
Cy E. Hammond             04/13/07     04/13/12          $0.011         300,000
21 Country Club Road
Trumbull, CT 06611

Irene Lebovics            04/13/07     04/13/12          $0.011         300,000
217 Westport Road
Wilton, CT 06897